UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):  April 29, 2021

PATRIOT NATIONAL BANCORP, INC.

(Exact Name of Registrant as Specified in its Charter)

Connecticut	000-29599	06-1559137
(State or other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

900 Bedford Street

Stamford, Connecticut 06901

(Address of Principal Executive Offices)

Registrant’s telephone number, including area code:  (203) 252-5900

N/A

(Former Address of Principal Executive Offices)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c)) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol	Name of each exchange on which registered
Common Stock	PNBK	NASDAQ Global Market

Section 5 – Corporate Governance and Management

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

On April 29, 2021, Patriot National Bancorp, Inc. (the “Company”) appointed Karen Rojeski as its Executive Vice President and Chief Credit Officer, promoted Steven Grunblatt as Executive Vice President and Chief Information Officer, and appointed David Lowery as Head of Lending of Patriot Bank, the Company’s wholly-owned subsidiary.

Ms. Rojeski most recently served as Executive Vice President, Chief Credit Officer at Metropolitan Commercial Bank and previously held the position of Senior Vice President, Special Assets Department Manager at Union Savings Bank. Ms. Rojeski brings to the Company a rich and diverse experience in community bank credit and lending. Ms. Rojeski holds an undergraduate degree from San Francisco State University and a Master of Science from Fairfield University.

Mr. Grunblatt joined Patriot Bank in 2014 as Senior Vice President, Director of Technology. He has over twenty-five years of experience in various facets of information technology, including management and oversight of all aspects of vendor management, infrastructure and technology implementation. Mr. Grunblatt graduated from the Wharton School of Business in Pennsylvania with a bachelor’s degree in Economics.

Mr. Lowery is an experienced lending executive and will be responsible for originations, pool purchases and directing the lending function of Patriot Bank. Mr. Lowery has served in various senior capacities with several institutions including Iberia Bank, Metropolitan and M&T Bank. He has built highly successful lending businesses in the New York metropolitan area. Mr. Lowery holds an MBA from Loyola University in Maryland in addition to his Undergrad in Economics from Loyola.

Section 7 – Regulation FD

Item 7.01 Regulation FD Disclosure

On April 29, 2021, the Company issued a press release, a copy of which is attached hereto as Exhibit 99.1, regarding the appointment of Ms. Rojeski as its Executive Vice President and Chief Credit Officer, the promotion of Mr. Grunblatt as Executive Vice President and Chief Information Officer, and the appointment of Mr. Lowery as Head of Lending.

The information contained in this Current Report on Form 8-K (including the exhibit) is being furnished and shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that Section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as otherwise expressly stated in such filing.

Section 9 - Financial Statements and Exhibits

Item 9.01 Financial Statements and Exhibits

(d) Exhibits.

Exhibit No.	Description
99.1	Press Release, dated April 29, 2021

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date: April 29, 2021	PATRIOT NATIONAL BANCORP, INC.

	By:	/s/ Robert G. Russell, Jr.
	Name:	Robert G. Russell, Jr.
	Title:	President and Chief Executive Officer